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                                                                    EXHIBIT 23.2


                      [ARTHUR ANDERSEN LLP LETTERHEAD]





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 20, 1998, included in Rush Enterprises, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this Registration Statement.


                                             /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
January 5, 1999